HERON
THERAPEUTICS
Advancing Medicine. Improving Health.

Company Update January 13, 2014 © 2013. Heron Therapeutics, Inc. All rights reserved. Confidential. Exhibit 99.1

HERON THERAPEUTICS
Advancing Medicine. Improving Health.

© 2013. Heron Therapeutics, Inc. All rights reserved. Confidential.

Legal Disclaimer
This presentation contains "forward-looking statements" as defined by the
Private Securities Litigation Reform Act of 1995.  These forward-looking statements involve risks and uncertainties, including uncertainties associated with timely development, approval, launch and acceptance of new products, satisfactory completion of clinical studies, establishment of new corporate alliances, progress in research and development programs and other risks and uncertainties identified in the Company's filings with the Securities and Exchange Commission.  Actual results may differ materially from the results expected in our forward looking statements.  We caution investors that forward-looking statements reflect our analysis only on their stated date. We do not intend to update them except as required by law.

HERON
THERAPEUTICS
Advancing Medicine. Improving Health.

© 2013. Heron Therapeutics, Inc. All rights reserved. Confidential.

Barry D. Quart, PharmD Chief Executive Officer
Ardea Biosciences
Agouron Pharmaceuticals
Pfizer
Robert Rosen
President &
Chief Commercial Officer
Bayer Healthcare
Sanofi-Synthèlabo
Imclone
Stephen Davis Chief Operating Officer
Ardea Biosciences
Neurogen
Mark Gelder, M.D.
Senior Vice President &
Chief Medical Officer
GE Healthcare
Bayer Healthcare
Wyeth
Paul Marshall
Senior Vice President
Technical Operations
Amylin
Amgen
Baxter International
Brian Drazba
Vice President, Finance &
Chief Financial Officer
ISTA Pharmaceuticals
Insight Health Corp
Arthur Andersen & Co
Senior Management

© 2013. Heron Therapeutics, Inc. All rights reserved. Confidential.

Highlights
• Lead product candidate, SUSTOL™ (formerly known as APF530), is long-acting, injectable product for chemotherapy-induced nausea and vomiting (CINV)
– Incorporates widely used 5-HT3 antagonist - granisetron (Kytril
®
)
– 5-day delivery profile
– Reduces both acute- and delayed-onset CINV with single injection
– Patent coverage into 2024; however, effective exclusivity actually longer due to polymer
• SUSTOL shown to be non-inferior to market leader Aloxi
®
– 1,341-patient, randomized, controlled, Phase 3 study
• SUSTOL targets a large market opportunity, with approximately 7 million doses of chemotherapy annually in US alone*
– Recent competitive setbacks could enhance commercial uptake
– Could be second, long-acting, injectable product on market
• Plans to leverage our Biochronomer™ drug delivery technology, development capacity and commercial expertise for other opportunities:
– Long-acting anesthetic for post-surgical pain
– Double and Triple-combination for CINV is under evaluation
– Potential for several others
*TDR August 2006 internal report

HERON
THERAPEUTICS
Advancing Medicine. Improving Health.

© 2013. Heron Therapeutics, Inc. All rights reserved. Confidential. SUSTOL CLINICAL SUMMARY

Plasma concentration of granisetron (ng/mL)

HERON THERAPEUTICS
Advancing Medicine. Improving Health.

5-Day Profile: APF530 Pharmacokinetics
Granisetron is released rapidly following injection of APF530 and continues to be released over a 5-day period, providing long-acting coverage for CINV
*Data from patent application 20120258164 for transdermal granisetron
Minimum
therapeutic
concentration of
granisetron*
0
5
10
15
20
0
24 48 72 96
120 144 168
Time after Dosing (h)
All subjects (n= 18)
mean ± SEM
© 2013. Heron Therapeutics, Inc. All rights reserved. Confidential.

© 2013. Heron Therapeutics, Inc. All rights reserved. Confidential.

APF530 Pivotal Phase 3 Study
Overview
• Randomized, controlled, multi-center study
• 1,341 patients in primary efficacy population
• Two doses of APF530 (5 mg and 10 mg granisetron)
compared to the approved dose of Aloxi (results from 10
mg dose group presented)
• Patients stratified by type of chemotherapy regimen
(moderately or highly emetogenic)
• Primary end point compared complete response between
groups in both the acute (day 1) and delayed (days 2-5)
phase
– Complete response defined as no emesis and no rescue
medications
– A ±15% margin was used to establish non-inferiority

Complete Response Rates (%)
Aloxi 0.25 mg
APF530 10 mg
Aloxi 0.25 mg
APF530 10 mg

-δ
+δ

HERON THERAPEUTICS
Advancing Medicine. Improving Health.

Primary Efficacy Results: Complete
Response
Patients Receiving Moderately Emetogenic Chemotherapy
APF530 10mg
Acute
Delayed
Difference in Complete Response
APF530-Aloxi (97.5% CI)
-15 -10 -5 0 5 10 15
75.0
76.9
57.2
58.5
0.0
10.0
20.0
30.0
40.0
50.0
60.0
70.0
80.0
90.0
100.0
Acute Delayed
© 2013. Heron Therapeutics, Inc. All rights reserved. Confidential.

Complete Response Rates (%)
Aloxi 0.25 mg
APF530 10 mg
Aloxi 0.25mg
APF530 10mg

δ
δ

HERON THERAPEUTICS
Advancing Medicine. Improving Health.

© 2013. Heron Therapeutics, Inc. All rights reserved. Confidential.

Primary Efficacy Results: Complete
Response
Patients Receiving Highly Emetogenic Chemotherapy
Difference in Complete Response
APF530-Aloxi (98.33% CI)
-15 -10 -5 0 5 10 15
Acute
Delayed
APF530 10mg
Acute Delayed
-
+
0
10
20
30
40
50
60
70
80
90
100
80.7
81.3
64.3
67.1

HERON THERAPEUTICS
Advancing Medicine. Improving Health.

Safety Summary
• Safety results with the 5 mg dose of APF530 studied in separate arm of the phase 3 study are not included
• >90% of injection site reactions were reported as mild; one patient discontinued due to injection site reaction
Cycle 1 Safety Results
Aloxi 0.25 mg
N % N %
Drug Related Serious Adverse Events 0 0 0 0
Discontinued Due to Adverse Event 1 0.2 0 0
Frequent Adverse Events
Gastrointestinal Disorders
Constipation
Diarrhea
Abdominal pain
72
44
13
15.4
9.4
2.8
62
39
28
13.4
8.4
6.0
Nervous System
Headache 47 10.0 45 9.7
Placebo (NaCl)
Bruising
Erythema (redness)
Nodule (lump)
Pain
93
51
50
33
19.9
10.9
10.7
7.1
41
14
3
5
8.9
3.0
0.6
1.1
© 2013. Heron Therapeutics, Inc. All rights reserved. Confidential.
10
APF530 10 mg
1
Injection Site
2
1
2

Complete Response Rates (%)
Aloxi 0.25 mg
APF530 10 mg
Aloxi 0.25 mg
APF530 10 mg

Complete Response Rates (%)
Aloxi 0.25 mg
APF530 10 mg
Aloxi 0.25 mg
APF530 10 mg

HERON
THERAPEUTICS
Advancing Medicine. Improving Health.

FDA
Requested
ASCO 2011 Reanalysis
Improves Difference Between SUSTOL and
Aloxi
Protocol Specified HEC Population
ASCO 2011 Guideline HEC Population
81
81
64
67
0
10
20
30
40
50
60
70
80
90
100
Acute Delayed
67
75
51
56
0
10
20
30
40
50
60
70
80
90
100
Acute Delayed
© 2013. Heron Therapeutics, Inc. All rights reserved. Confidential.

HERON THERAPEUTICS
Advancing Medicine. Improving Health.

© 2013. Heron Therapeutics, Inc. All rights reserved. Confidential.

CR Rates by Treatment
Chemotherapeutic Regimen APF530 10 mg Aloxi 0.25 mg
Moderately
Emetogenic
Acute
Cyclophosphamide/Doxorubicin 70.7% 65.7%
All other regimens 84.4% 85.0%
Delayed
Cyclophosphamide/Doxorubicin 47.4% 46.3%
All other regimens 72.9% 70.0%
Highly
Emetogenic
Acute
Cisplatin regimens 81.1% 75.5%
Carboplatin/Paclitaxel 85.4% 89.8%
All other regimens 75.4% 67.6%
Delayed
Cisplatin regimens 66.0% 60.4%
Carboplatin/Paclitaxel 70.8% 71.4%
All other regimens 65.2% 57.4%
Largest Differences Between Arms is Seen
With Most Difficult Chemo Regimens
1
•
1
Data from post-hoc analysis. Not statistically significant.
• Highlighted HEC regimens were considered HEC in both protocol specified Hesketh and 2011
ASCO Guidelines

© 2013. Heron Therapeutics, Inc. All rights reserved. Confidential.

Summary of Clinical Results
• Bio-erodible polymer technology releases granisetron to prevent CINV over at least 5 days
• Large, randomized, Phase 3 study conducted: APF530 10 mg showed non-inferiority to Aloxi
– For both acute- and delayed-onset CINV
– With both moderately and highly emetogenic chemotherapy
• APF530 was well-tolerated
– Incidence of adverse events comparable to Aloxi
– Injection site reactions where predominately mild
• Good response rates were observed in difficult chemotherapy regimens
• Efficacy was maintained with reanalysis using ASCO 2011 guidelines and through multiple cycles of chemotherapy
• TQT study showed APF530 has no clinically significant effect on QT;
differentiated from Zofran(ondansetron) and Anzemet(dolasetron)

© 2013. Heron Therapeutics, Inc. All rights reserved. Confidential. SUSTOL REGULATORY STATUS

HERON
THERAPEUTICS
Advancing Medicine. Improving Health.

© 2013. Heron Therapeutics, Inc. All rights reserved. Confidential.

SUSTOL NDA Status
• Submitted NDA in May 2009 under 505(b)(2) filing
pathway
• Received Complete Response Letter in March 2010
• FDA raised major issues in multiple areas
Resubmitted NDA in September 2012
– Received Complete Response Letter March 2013 raising three main issues:
• CMC: correction of PAI issues and revision of one in-vitro release method
• Requirement for Human Factors Validation Study with
commercial product
• Re-analysis of the existing Phase 3 study using the ASCO
2011 guidelines for categorization of MEC and HEC

© 2013. Heron Therapeutics, Inc. All rights reserved. Confidential.

New Management Team Is Addressing
the CRL
• Chemistry, Manufacturing, and Controls
– Sites with PAI issues are being eliminated from the supply chain, with work transferred to well established site with no PAI issues
• Transition is complete, with secondary benefit of improvement in the COGS
– New in-vitro release method has been developed and being validated
– Plan to produce three validation batches of finished product in advance of re-
filing to supply Human Factors Study
• Human Factors Validation Study
– Will be conducted as soon as commercial material available
• Re-analysis of Phase 3 using new ASCO 2011 Guidelines
– Re-analysis complete
– Complete dataset and programs supplied to FDA and found acceptable
• Re-submission is now planned for late 1Q2014

© 2013. Heron Therapeutics, Inc. All rights reserved. Confidential. SUSTOL LIFE-CYCLE MANAGEMENT PLANS TO OBTAIN POST-APPROVAL INDICATION FOR “DELAYED HEC”

HERON THERAPEUTICS
Advancing Medicine. Improving Health.

© 2013. Heron Therapeutics, Inc. All rights reserved. Confidential.

Planned Phase 3 “Delayed” HEC Study Schematic
Cycle 1
1000 patients
scheduled to receive
HEC* randomized
1:1
Ondansetron  0.15 mg/kg
IV (up to 16 mg IV) d1 +
Fosaprepitant 150 mg IV
d1 + Placebo SC d1
SUSTOL SC  d1 +
Fosaprepitant 150 mg IV
d1 + Placebo IV d1
1) All subjects will receive dexamethasone 12 mg IV on day 1 and 8 mg PO on days 2-4
2) All subjects will be allowed to receive “rescue” medications as needed at the discretion of their treating physician
* HEC agents as defined in the 2011 ASCO CINV Guidelines
• Study design has been accepted by FDA for obtaining expanded indication
• Study is powered to show superiority (10% difference) to three drug
“standard of care” for HEC
• Study planned to complete late 2014

Complete Response Rate (%)

HERON THERAPEUTICS
Advancing Medicine. Improving Health.

New SUSTOL Study Has a High Likelihood of
Success Based on Previous Results
^^Average Complete Response rate improvement when adding an NK-1 RA to a 5-HT3 RA and Dex is ~15 - 20% in the delayed phase
* Poll-Bigelli; Cancer, 97:12, 3090, 2003
Projected
Response
with addition
of NK1
^^
Study
powered
to show 10%
difference:
65% vs 75%
APF530 + Dex
+ Fosaprepitant
APF530+Dex Ondansetron + Dex
+ Fosaprepitant*
Ondansetron + Dex*
87%
Standard of Care Phase 3 Study
HEC Study
67% 65% 45%
Study powered for a 10% difference between arms
20% difference is expected with the addition of fosaprepitant,
© 2013. Heron Therapeutics, Inc. All rights reserved. Confidential.
19
45
65
67
0
10
20
30
40
50
60
70
80
90
100

HERON
THERAPEUTICS
Advancing Medicine. Improving Health.

© 2013. Heron Therapeutics, Inc. All rights reserved. Confidential.

SUSTOL Has the Potential to be the Next
Generation 5-HT3 Receptor Antagonist
5-HT3
RAs
1
st
generation 2
nd
generation 3
rd
generation
Products
ondansetron
granisetron
palonosetron SUSTOL
Duration of
action
Short acting
~ 8 hr half-life
Longer acting
~40 hr half-life
Long acting
PK profile 5-7 days
Indications
Prevention of CINV in
emetogenic chemo including
high-dose cisplatin
MEC – acute & delayed CINV
HEC – acute CINV
MEC – acute & delayed CINV
HEC –
acute & delayed CINV*
*Obtaining delayed HEC will be based on completion of  new clinical trial

© 2013. Heron Therapeutics, Inc. All rights reserved. Confidential. SUSTOL COMMERCIAL OPPORTUNITY

HERON
THERAPEUTICS
Advancing Medicine. Improving Health.

© 2013. Heron Therapeutics, Inc. All rights reserved. Confidential.

U.S. CINV Market Dynamics
Source:  WK 07/2013
0
100,000
200,000
300,000
400,000
500,000
600,000
700,000
800,000
Q2'06 Q4'06 Q2'07 Q4'07 Q2'08 Q4'08 Q2'09 Q4'09 Q2'10 Q4'10 Q2'11 Q4'11 Q2'12 Q4'12
Injectable Drugs for the Prevention of CINV
Number of Package Units Sold by Quarter
ALOXI ANZEMET
KYTRIL KYTRIL Generic (GRANISETRON)
ZOFRAN ZOFRAN Generic (ONDANSETRON)
EMEND

palonosetron administrations (annual)

HERON THERAPEUTICS
Advancing Medicine. Improving Health.

HEC Regimens Represent a Significant
Market Opportunity for SUSTOL
Table reflects IntrinsiQ data from July 2012 – June 2013.
HEC regimens account for ~20% (500K)
of palonosetron administrations
Of all HEC administrations, ~20% are given
without concomitant IV 5-HT3 –
inconsistent with clinical guidelines
HEC MEC LEC Minimal
-
200,000
400,000
600,000
800,000
1,000,000
1,200,000
1,400,000
1,600,000
-
200,000
400,000
600,000
800,000
1,000,000
1,200,000
Annual HEC
administrations
Untreated with
IV 5HT3
Treated with
generic IV
5HT3
Treated with
Aloxi
497,256
1,463,558
451,490
111,696
© 2013. Heron Therapeutics, Inc. All rights reserved. Confidential.
23
497,256
317,915
188,988

© 2013. Heron Therapeutics, Inc. All rights reserved. Confidential. NEW PRODUCT INITIATIVE

Plasma Bupivacaine (ng/ml)

HERON
THERAPEUTICS
Advancing Medicine. Improving Health.

© 2013. Heron Therapeutics, Inc. All rights reserved. Confidential.
Biochronomer™ Bupivacaine Has Superior
PK Profile in Dogs
*Projected from 7.5 mg/kg dose; EXPAREL data from Richard, et. al. 2012
Biochronomer Bupivacaine 15
mg/kg*
Bupivacaine Solution 9 mg/kg
Exparel 9 mg/kg
0 24 48 72 96 120 144 168
0
100
200
300
400
500
600
700
800
900
1000
Hours

Mean Plasma Concentrations (ng/ml)

HERON THERAPEUTICS
Advancing Medicine. Improving Health.

© 2013. Heron Therapeutics, Inc. All rights reserved. Confidential.

Biochronomer™ Ropivacaine Has Superior PK
Profile in Dogs
*Dose adjusted to match bupivacaine; EXPAREL data from Richard, et. al. 2012
0.0
50.0
100.0
150.0
200.0
250.0
300.0
350.0
400.0
450.0
0 20 40 60 80 100 120 140
Hours
Biochronomer
Ropivacaine*
Exparel 9mg/kg

Withdrawal Force (g)
* *
* *
* *
*
*
*
*
*
*
*
*
*
*
*
*
*

HERON THERAPEUTICS
Advancing Medicine. Improving Health.

Evaluation of the Local Analgesic Effects of Two
BIOCHRONOMER Formulations in the Pig Model
for Post-Operative Pain
*p<0.05 using one-way ANOVA
**Ropivacaine solution results from Castle et al, 2013 EPJ; difference to placebo was not significant beyond 6 hours
Both BIOCHRONOMER formulations provided sustained analgesic effects of 3-5 days compared to control
BIOCHRONOMER products produced equal or greater analgesic effects for 24 hours than 1 mg/kg dose of morphine in this model**; activity equal or greater than that observed acutely with ropivacaine solution was maintained with bupivacaine formulation for 72 hours
© 2013. Heron Therapeutics, Inc. All rights reserved. Confidential.
27
0.0
10.0
20.0
30.0
40.0
50.0
60.0
0 1 3 5 24 48 72 96 120
Saline Control
Biochronomer
Bupivacaine
Biochronomer
Ropivacaine
Ropivacaine Solution

✓	✓		
		✓		
		✓		
		✓		

HERON THERAPEUTICS
Advancing Medicine. Improving Health.

© 2013. Heron Therapeutics, Inc. All rights reserved. Confidential.

Ropivacaine Has Advantages Over
Bupivacaine
Bupivacaine Ropivacaine
Efficacy
• Both molecules have similar
efficacy, onset of action, and
analgesic potency
“Both of these products work well for
blocking pain… the issue is that they
are short acting.” – Orthopedic
Surgeon
Safety
• Lower CV and CNS toxicity
• Overall better side-effect profile
“Safety is where ropivacaine has a
clear advantage.  It is widely known in
our institution that bupivacaine has
more cardiovascular toxicity.” –
Anesthesiologist
MOA
• Ropivacaine has been shown to
have shorter depth and duration
of motor block compared to
bupivacaine
Clinical
Flexibility
• Considered more clinically
versatile by physicians
• Approved for use in children
“For all these reasons, a long-acting
bupivacaine is a ‘hit’… but a long-
acting ropivacaine would be a ‘home
run’.” – Orthopedic Surgeon
1 Sources:  Scott, et al. Anesth Analg 1989; 24: 514-518;  Knudsen K, et al. Br J Anesth 1997 78; 507-514;   Bertini, et al. Reg
Anesth Pain Med 1999; 4 Chelly JE, et al. J Orthop Trauma 2003; Turner G, et al. Br J Anesth 1996; 76:606-610; 5 Writer
WDR, et al. Br J Anaesth 1998; 81: 713-717. 6 McGlade, et al. Anaesth Intensive Care 1998;26:515-520; Arikan OK, et al. J
Otaryngol Head Neck Surg 2008; 37(6): 836-43; 8 Ivani G, et al. Can J Anaesth 1999; 46(5): 467-469; 9 Pitimana-aree S, et al.
Reg Anesth Pain Med 2005; 30(5): 446-51; http://www.naropin-us.com/about_benefits.php
2 Source:  KOL interviews October 2013
Notes
1
1
2
3
7
5
KOL Feedback
2
“The goal is to achieve sensory
blockade without significant motor
blockade.  In this way, ropivacaine
seems to perform better.” –
Orthopedic Surgeon

© 2013. Heron Therapeutics, Inc. All rights reserved. Confidential.

Next Steps for Post-Operative Pain
Program
• Finalize formulation optimization (dog PK provides a
good indicator of analgesic duration)
• Conduct additional pain models
• Conduct Short-term toxicology
• Initiate Phase 1 in 1H2014
• Assuming positive results from Phase 1, initiate
Phase 2 program in 2H2014

HERON
THERAPEUTICS
Advancing Medicine. Improving Health.

© 2013. Heron Therapeutics, Inc. All rights reserved. Confidential.

Summary – Pipeline offers significant opportunity
for commercial value creation
• Large, concentrated commercial
opportunity
• Physicians view a non-inferior SUSTOL
profile as highly competitive with
palonosetron
– 5-7 day PK profile
– Non-inferior to market leader palonosetron based
on large, head-to-head trial
– Sustained efficacy over multiple cycles of
chemotherapy & efficacy in palonosetron failures
– Favorable safety profile with clean QT results
• With successful outcome in planned HEC
trial, a differentiated profile with delayed-
HEC indication would position SUSTOL
as the next generation IV 5-HT3
• HEC regimens represent a significant
market opportunity
• Large, growing market
• High unmet need
• 3-5 day local anesthetic depot would offer
clinical differentiation
• Clear value proposition given the costs of
post-operative pain
• Rapid development and approval pathway
• Potential opportunity for pain franchise
through line extensions
Chemotherapy-induced nausea
and vomiting
Post-Operative Pain

HERON THERAPEUTICS
Advancing Medicine. Improving Health.

© 2013. Heron Therapeutics, Inc. All rights reserved. Confidential.

Financial Summary
Summary Statement of Operations
(In thousands, except per share data)
Nine Months Ended
September 30, 2013
Revenue $             –
Operating expenses 40,626
Other income (expenses) (614)
Net loss $ (41,240)
Net loss per share $     (0.13)
Condensed Balance Sheet Data
(In thousands)
September 30, 2013
Cash and cash equivalents $  22,597
Total assets $  26,370
Total stockholders’ equity $  20,872
1
Based on 306.1 million weighted average common shares outstanding for the period ended
September 30, 2013 (an additional 150 million issued for $60M raise in NOV2013).
$60M raised November 2013
1